                                                                    Exhibit 24.1

                                POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT we, the undersigned Directors of State Street Bank and Trust Company, hereby appoint any two of David A. Spina, Ronald
E. Logue, John R. Towers and Maureen Scannell Bateman, acting together, as attorneys and agents for the undersigned with full power to them, and any two of them, acting together, for and in the name, place and stead of the undersigned, until revoked in writing, to sign and file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Annual Report on Form 10-K (the "Form 10-K") of the American Bar Association Members/State Street Collective Trust (the "Collective Trust") for the fiscal year ended December 31, 2002, and any and all amendments, applications, instruments and other documents to be filed with the Commission pertaining to the Form 10-K, and generally with full power and authority to do and perform any and all such acts and things whatsoever requisite or desirable in the names and in the capacities of the undersigned to enable State Street Bank and Trust Company and the Collective Trust to comply with the provisions of the Exchange Act. This Power of Attorney may be executed in any number of counterparts, all of which together shall constitute one and the same document.

     Witness our hands as of March 20, 2003.

                Signature                           Capacity
                ---------                           --------

     /s/  Tenley E. Albright             Director of State Street Bank
     --------------------------          and Trust Company
     Tenley E. Albright, M.D.

     /s/  I. MacAllister Booth           Director of State Street Bank
     --------------------------          and Trust Company
     I. MacAllister Booth

                                         Director of State Street Bank
     --------------------------          and Trust Company
     Truman S. Casner

     /s/  Nader F. Darehshori            Director of State Street Bank
     --------------------------          and Trust Company
     Nader F. Darehshori

     /s/  Arthur L. Goldstein            Director of State Street Bank
     --------------------------          and Trust Company
     Arthur L. Goldstein

     /s/  David P. Gruber                Director of State Street Bank
     --------------------------          and Trust Company
     David P. Gruber

     /s/  Linda A. Hill                  Director of State Street Bank
     --------------------------          and Trust Company
     Linda A. Hill

     /s/  Charles R. LaMantia            Director of State Street Bank
     --------------------------          and Trust Company
     Charles R. LaMantia

     /s/  Ronald E. Logue                Director of State Street Bank
     --------------------------          and Trust Company
     Ronald E. Logue

     /s/  Dennis J. Picard               Director of State Street Bank
     --------------------------          and Trust Company
     Dennis J. Picard

     /s/  Richard P. Sergel              Director of State Street Bank
     --------------------------          and Trust Company
     Richard P. Sergel

     /s/  Ronald L. Skates               Director of State Street Bank
     --------------------------          and Trust Company
     Ronald L. Skates

     /s/  David A. Spina                 Director of State Street Bank
     --------------------------          and Trust Company
     David A. Spina

     /s/  Gregory L. Summe               Director of State Street Bank
     --------------------------          and Trust Company
     Gregory L. Summe

     /s/  Diana Chapman Walsh            Director of State Street Bank
     --------------------------          and Trust Company
     Diana Chapman Walsh

     /s/  Robert E. Weissman             Director of State Street Bank
     --------------------------          and Trust Company
     Robert E. Weissman

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